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                                   EXHIBIT 24.1



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                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of ALBANY INTERNATIONAL CORP., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission (the "SEC") under the provisions of the Securities Act of 1933, as amended
(the "Act"), (1) a registration statement on Form S-8 and a separate prospectus prepared in accordance with the requirements of Form S-3 under the Act (together, the "Option Registration Statement") for the registration under the Act of shares of Class A Common Stock of the Company to be issued or sold upon the exercise of stock options granted pursuant to the Company's 1992 Stock Option Plan and resales of such shares and (2) a registration statement on Form S-8 (the "401(k) Registration Statement") for the registration under the Act of shares of Class A Common Stock of the Company that may be issued in respect of the Company's Prosperity Plus 401(k) Plan, constitutes and appoints J. Spencer Standish, Michael C. Nahl and Charles B. Buchanan, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statements and any and all pre-effective and/or post-effective amendments and other documents relating thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file the Registration Statements and each such amendment, with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be


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done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 19th day of June, 1995.


  /s/    J. SPENCER STANDISH                     /s/   FRANCIS L. MCKONE
- -----------------------------------         ------------------------------------
    J. Spencer Standish                               Francis L. McKone
Chairman of the Board and Director            President, Chief Executive Officer
                                                        and Director
                                                 (Principal Executive Officer)


     /s/  MICHAEL C. NAHL                         /s/  RICHARD A. CARLSTROM
- -----------------------------------         ------------------------------------
        Michael C. Nahl                              Richard A. Carlstrom
    Senior Vice President and                      Vice President, Controller
     Chief Financial Officer                     (Principal Accounting Officer)
  (Principal Financial Officer)


     /s/  CHARLES B. BUCHANAN                     /s/   PAUL BANCROFT, III
- -----------------------------------         ------------------------------------
      Charles B. Buchanan                            Paul Bancroft, III
    Vice President, Secretary                             Director
        and Director


   /s/  THOMAS R. BEECHER, JR.                  /s/     STANLEY I. LANDGRAF
- -----------------------------------         ------------------------------------
       Thomas R. Beecher, Jr.                        Stanley I. Landgraf
           Director                                       Director


     /s/   ALLAN STENSHAMN                        /s/   BARBARA P. WRIGHT
- -----------------------------------         ------------------------------------
           Allan Stenshamn                            Barbara P. Wright
              Director                                     Director